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                          Class A, B and C Shares of:

                               AIM BLUE CHIP FUND

                         Supplement dated June 3, 1999
                     To the Prospectus dated March 1, 1999,
                           As revised April 23, 1999

Effective June 7, 1999, the following replaces in its entirety the information appearing under the heading "EXCHANGING SHARES -- EXCHANGE CONDITIONS" on page A-6 of the prospectus:

     "The following conditions apply to all exchanges:

          o You must meet the minimum purchase requirements for the AIM Funds into which you are exchanging;

          o Shares of the AIM Fund you wish to acquire must be qualified for sale in your state of residence;

          o Exchanges must be made between accounts with identical registration information;

          o The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

          o Shares must have been held for at least one day prior to the exchange; and

          o If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

     Beginning September 15, 1999, the following exchange condition will apply:

          o Because excessive short-term trading or market-timing activity can hurt fund performance, you are limited to a maximum of 10 exchanges per calendar year. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund."